UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 10, 2007
GATX Corporation
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1-2328 (Commission File) Number)	36-1124040 (IRS Employer Identification No.)
500 West Monroe Street
Chicago, Illinois 60661-3676
(Address of principal executive offices, including zip code)
(312) 621-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On December 10, 2007, GATX Corporation announced that it has signed a railcar purchase agreement with Trinity Industries, Inc., under which it will acquire 2,000 newly-manufactured tank cars, beginning in early 2008.
     A copy of the news release announcing this action is included as an exhibit to this report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

99.1	News Release dated December 10, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GATX CORPORATION
(Registrant)
/s/ Robert C. Lyons
Robert C. Lyons
Senior Vice-President, Chief Financial Officer (Duly Authorized Officer)

Date: December 10, 2007

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
99.1	News Release of GATX Corporation, dated December 10, 2007, announcing a railcar purchase agreement with Trinity Industries, Inc.	Filed Electronically